SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):	November 7, 2005

FIRST VALLEY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000 - 51408	04-3806732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Riverside Avenue, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip code)

(860) 582-8868
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁪	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Results of Operations

Item 2.02 - Results of Operation and Financial Condition

    On November 7, 2005, First Valley Bancorp, Inc. issued a press release describing its results of operations for the three and nine-month periods ended September 30, 2005. That press release is attached hereto as Exhibit 99-1.

Item 9.01 - Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release Dated November 7, 2005

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized

FIRST VALLEY BANCORP, INC.
(Registrant)

Date: November 7, 2005	/s/ Mark J. Blum
Executive Vice President, Treasurer and Chief
Financial Officer